UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 24, 2008 (April 24, 2008)

TRIMBLE NAVIGATION LIMITED
(Exact name of registrant as specified in its charter)

California	001-14845	94-2802191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

935 Stewart Drive Sunnyvale, CA		94085
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(408) 481-8000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results Of Operations And Financial Condition.

On April 24, 2008, the Company announced its financial results for the quarter ended March 28, 2008. A copy of the press release dated April 24, 2008 relating to this announcement is furnished as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits.

Ex. 99.1	Text of Company Press Release dated April 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

TRIMBLE NAVIGATION LIMITED

By:	/s/ Irwin Kwatek
Name: Irwin Kwatek
Title: Vice President
Date: April 24, 2008

EXHIBIT INDEX
Exhibit Number Description

Exhibit No.	Description

99.1	Text of Company Press Release dated April 24, 2008